Exhibit 99.1

(1) On October 30, 2003, the Reporting Person
(i.e., the 1992 GRAT Remiander Trust
f/b/o Gary Lauder) sold 205,300
shares of Class A Common Stock. The Trust sold them in a number of transactions with an average sale price of $38.0647.
The information on the shares sold at each price appears in the two columns below:

Shares		Price
66000		37.90
7300		37.91
3000		37.92
4300		37.93
3000		37.94
5000		37.95
5500		37.96
900		37.97
700		37.98
6500		37.99
40100		38.00
700		38.01
600		38.02
900		38.04
1500		38.06
2100		38.07
500		38.13
1600		38.14
400		38.17
7400		38.18
3500		38.19
3500		38.20
300		38.23
200		38.25
600		38.27
300		38.30
100		38.31
1100		38.32
1300		38.33
400		38.34
3300		38.35
200		38.36
1900		38.39
3900		38.40
5300		38.41
4000		38.42
600		38.43
500		38.50
3100		38.51
1000		38.52
200		38.53
100		38.54
100		38.55
1800		38.56
2000		38.58
8000		38.60


(2) On October 31, 2003, the Reporting Person
(i.e., the 1992 GRAT Remiander Trust
f/b/o Gary Lauder) sold 245,000
shares of Class A Common Stock. The Trust sold them in a number of transactions with an average sale price of $37.4836.
The information on the shares sold at each price appears in the two columns below:


Shares		Price
3500		37.40
6400		37.41
11700		37.43
2700		37.44
103800		37.45
4500		37.46
12100		37.47
4300		37.48
52400		37.50
5500		37.51
800		37.53
2500		37.54
9600		37.55
200		37.56
600		37.57
10800		37.60
3600		37.61
8900		37.65
300		37.66
800		37.68


(3) On October 30, 2003, the Reporting Person
(i.e., the 1992 GRAT Remiander Trust
f/b/o William Lauder) sold 68,300
shares of Class A Common Stock. The Trust sold them in a number of transactions with an average sale price of $38.0584
The information on the shares sold at each price appears in the two columns below:


Shares		Price
8000		38.60
2000		38.20
200		38.21
1400		37.82
1000		37.83
900		37.84
4800		37.89
2400		37.88
400		37.87
800		37.86
19800		38.00
100		38.01
500		38.02
1000		38.04
200		38.05
1600		38.06
500		38.07
12300		37.90
800		37.91
1500		38.14
2100		38.13
1300		38.19
500		38.18
400		38.17
800		38.16
1000		38.15
2000		38.12


(4) On October 31, 2003, the Reporting Person
(i.e., the 1992 GRAT Remiander Trust
f/b/o William Lauder) sold 135,000
shares of Class A Common Stock. The Trust sold them in a number of transactions with an average sale price of $37.4615.
The information on the shares sold at each price appears in the two columns below:

Shares		Price
1600		37.59
8900		37.47
800		37.63
700		37.57
7300		37.48
1200		37.64
800		37.58
5800		37.49
800		37.67
1500		37.51
3500		37.46
100		37.69
300		37.56
3000		37.42
700		37.68
200		37.55
6000		37.41
2100		37.66
1800		37.40
700		37.65
9900		37.50
800		37.61
100		37.70
12700		37.43
800		37.53
700		37.54
12500		37.45
1600		37.52
13100		37.44
6300		37.41
3900		37.43
3900		37.40
2700		37.44
2700		37.42
1500		37.48
3300		37.47
2500		37.46
700		37.45
500		37.50
1400		37.39
1500		37.37
100		37.33
1500		37.35
600		37.36
800		37.38
1100		37.34



(5) After the sales, the amounts
of Class A Common Stock and Class B
Common Stock beneficially owned by:


(a) The 1992 GRAT Remainder Trust
f/b/o Gary Lauder includes
618,141 shares of Class A Common Stock and
1,914,608 shares of Class B
Common stock held directly.


(b) The 1992 GRAT Remainder Trust
f/b/o William Lauder includes
865,141 shares of Class A Common Stock
and 1,914,608 shares of Class B
Common Stock held directly.


(c) Gary M. Lauder includes (i) 70,375 shares of Class A Common Stock directly,
(ii) 363,454 shares of Class A Common
Stock held indirectly by
the Gary M. Lauder 2000 Revocable Trust,
(iii) 618,141 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock held indirectly as trustee of the GML GRAT Remainder
Trust and (iv) 865,141 shares of Class A Common
Stock and 1,914,608 shares of Class B
Common Stock held indirectly as trustee of the WPL
GRAT Remainder Trust.
GML disclaims benefical ownership of the shares in clauses (ii), (iii) and (iv) to the extent he does not have a pecuniary interest in such securities.

(d) William P. Lauder includes (i) 1,168,240 shares of Class A Common Stock and
2,264,038 shares of Class B
Common Stock held directly, (ii) 5,234 shares of Class A Common Stock and 22,870 shares of Class B Common Stock, held indirectly by his children, (iii) 865,141 shares of Class A
Common Stock and 1,914,608 shares of Class B
Common Stock indirectly as trustee of the WPL
GRAT Remainder Trust and (iv) 618,141 shares of
Class A Common Stock and 1,914,608 shares of Class
B Common Stock held indirectly as trustee of the GML Grat Remainder Trust.
WPL disclaims benefical ownership of the shares owned by his children and the shares in clauses
(iii) and (iv) to the extent
he does not have a pecuniary interest in such securities.